EXHIBIT 32.2

CHIEF FINANCIAL OFFICER’S CERTIFICATION
REQUIRED UNDER SECTION 906 OF
SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Sun American Bancorp (the “Company”) on Form 10-KSB for the period ended December 31, 2005, as filed with the Securities and Exchange Commission (the “Report”), I, Robert Nichols, Chief Financial Officer of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2006

/s/ ROBERT NICHOLS
Chief Financial Officer